VUL Survivorship

Summary Prospectus for New Investors

May 1, 2021

A flexible premium “second to die” variable life insurance policy issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”), formerly AXA Equitable Life Insurance Company with variable investment options offered under the Company’s Separate Account FP. Variable life insurance policies are complex investment vehicles and you should speak with a financial professional about policy features, benefits, risks and fees and whether the policy is appropriate for you based on your financial situation and objectives.

This summary prospectus summarizes key features of the policy (the “Summary Prospectus”). Before you invest, you should also review the prospectus for the policy, which contains more information about the policy’s features, benefits, and risks (the “Prospectus”). You can find this document and other information about the policy online at www.equitable.com/ICSR#EQH160743. You can also obtain this information at no cost by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) or by sending an email request to life-service@equitable.com.

You may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. In most states, we will refund the policy account value plus any charges that were deducted less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

VUL Survivorship provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option, and/or one or more variable investment options set forth in Appendix “Investment options available under the policy” to the Prospectus.

Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3). Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-777-6510 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

Table of Contents

Important Information You Should Consider About the Policy:

FEES AND EXPENSES

Charges for Early Withdrawals

We will not deduct a charge for making a partial withdrawal from your policy, however, if you surrender the policy in its first 15 years, you will be subject to a surrender charge of up to 3.38% of face amount. For example, if you surrender your policy in the first year and the policy face amount was $100,000, you could pay a surrender charge of up to $3,383.

For more information on the impacts of withdrawals, please refer to “Making withdrawals from your policy” in this prospectus.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in this prospectus.

Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, and the cost of optional benefits available under the policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.

You will also bear expenses associated with the variable investment options (the “Portfolios”) under the policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolios	0.58%	4.35%
Portfolio expenses are for the year ended December 31, 2020 and may be based, in part, on estimated amounts of such expenses and may change from year to year.
For more information on ongoing fees and expenses, please refer to the “Fee Table” in this prospectus and Appendix: “Investment options available under the policy” which is part of this prospectus.
The Investment Expense Reduction may apply to the calculation of daily unit values of the variable investment options. The Investment Expense Reduction is described in further detail in this prospectus.

RISKS

Risk of Loss	You may lose money by investing in the policy.

Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy and the guaranteed investment option (GIO), each of which has its own unique risks. You should review the Portfolios’ prospectuses and the “Guaranteed Interest Option” section in “Investment options within your policy” in this prospectus before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH160743.

For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

Important Information You Should Consider About the Policy

Insurance Company Risks	An investment in the policy is subject to the risks related to the Company. Any policy obligations (including under the fixed rate option), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request, at https://equitable.com/selling-life-insurance/financial-strength-ratings.

Policy Lapse	Death benefits will not be paid if the policy has lapsed. Your policy may lapse if due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest your policy account value does not cover policy charges. If your policy provides for a no-lapse guarantee, you may have to pay more premiums to keep your policy from terminating. If your policy lapses, you will be notified in writing and given an opportunity to make additional payments to reinstate your policy.
For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” and “You can guarantee that your policy will not terminate before a certain date” in this prospectus.
RESTRICTIONS

Investments	You may allocate your premiums to any of the Portfolios set forth in Appendix: “Investment options available under the policy” or to the GIO. We reserve the right to remove or substitute Portfolios as investment options under the policy.

Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in a single Portfolio, even if it is less than $500.

We may limit transfers you can make into the unloaned GIO, if the current (non-guaranteed) interest crediting rate on the unloaned GIO is equal to the guaranteed minimum interest crediting rate of 2.0% (annual rate). For more information, please refer to “Guaranteed Interest Option” in “Investment options within your policy” in this prospectus.

We allow only one request for transfers each day (although that request can cover multiple transfers). Only written transfer requests submitted to our Administrative Office may be processed for Policies that are jointly owned or assigned. We reserve the right to limit Policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information, please refer to “Variable investment options” and “Transfers you can make” in this prospectus.
Optional Benefits	As a policy owner, you may be able to obtain extra benefits, which may require additional charges. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.
For more information on optional benefits and other limitations under the policy, please refer to “Other benefits you can add by rider,” “Nonforfeiture Benefit” and “Suicide and certain misstatements” in this prospectus.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

For more information on tax implications relating to policy investments, please refer to “Tax information” in this prospectus.

Important Information You Should Consider About the Policy

CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the paragraph titled “Section 1035 exchanges of policies with outstanding loans” under “How you can pay for and contribute to your policy” in this prospectus, as well as the section titled “Future policy exchanges” in this prospectus.

Important Information You Should Consider About the Policy

Overview of the Policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of the Summary Prospectus, Prospectus and in the statement of additional information, and the policy contract.

Brief Description of the Policy

The policy is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The policy provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option, and/or one or more of the Portfolios, which are listed in Appendix “Investment options available under the policy” to the Prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders may be subject to state variations or may not be available in all states. See Appendix “State policy availability and/or variations of certain features and benefits” in the Prospectus for state availability and a description of all material variations to features and riders that differ from the description contained in the Prospectus. The form number for this policy is ICC19-19-200 or 19-200. A state and/or other code may follow the form number if your policy form number begins with 19-200. Your policy’s form number is located in the lower left hand corner of the first page of your policy.

Premiums

The policy offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the policy.

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under the Internal Revenue Code (the “Code”). In your application, you may choose either the guideline premium/cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage), but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

You can allocate your policy’s value to the Portfolios or to the guaranteed interest option. Additional information on the available Portfolios are listed in Appendix “Investment options available under the policy” to the Prospectus. The guaranteed interest option pays a fixed rate of interest that we declare periodically with a 2.0% minimum.

Contract Features

Types of Death Benefit — If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The policy’s face amount on the date of the insured’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount.

•

Option B: The face amount plus the policy’s “account value” on the date of the insured’s death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including Portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your policy’s account value.

Overview of the Policy

There is also an alternative higher death benefit paid in certain circumstances. For additional detail regarding the calculation and payment of death benefits, refer to “Death benefits and accessing your money” in the Prospectus.

Loans — You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Withdrawals — Subject to certain conditions, you may withdraw a part of your policy’s cash surrender value without surrendering the policy.

Surrendering the Policy — A policy may be surrendered for its net cash surrender value while the insured is living. Surrender charges and/or tax penalties may apply.

Riders – You may be able to obtain extra fixed benefits under the Policy, which may require additional charges. These optional insurance benefits are referenced herein as “riders” to the Policy. You may be eligible for the following riders that we charge for:

•

Cash Value Plus Rider: This rider may reduce or waive the surrender charge if the Policy is surrendered for its net cash surrender value in the first eight policy years and allow for a refund of a portion of the premium charge upon surrender within the first three policy years.

•

Estate Protector – This rider provides additional insurance during the first four years to cover the estimated estate taxes which may be incurred if the death benefit is included in the estate if both insureds die. The additional coverage equals a maximum of 122% of the base policy face amount. The rider is available, subject to our underwriting rules, if the issue age of the younger insured is age 70 or below.

In addition, the following benefits may be added at no charge:

•

Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $250,000) of the Policy’s death benefit (excluding death benefits payable under certain other Policy riders), if the surviving insured person has a terminal illness (as defined in the rider).

•

Option to Split Policy Upon Divorce — This rider enables the policy to be exchanged for two individual permanent life policies on each insured, each for an equal amount, in the event of divorce, under the terms of the rider. The exchange may be done without evi-dence of insurability if it is requested in writing within 12 months of the date of divorce and the exchange occurs 24 months following the date of divorce. A request to exchange outside of these timeframes requires evidence of insurability on both insured persons. The rider is available, subject to our underwriting rules, if the issue age of the older insured is age 80 or younger.

•

Option to Split Policy Upon Federal Tax Law Change —This rider enables the policy to be exchanged for two separate individual permanent life policies on each insured, each for an equal amount, if the federal tax law is changed and results in a reduction of the federal estate tax marital deduction provision or a reduction in the maximum federal estate tax bracket to a rate below 25%. The rider is available, subject to our underwriting rules, if the issue age of the older insured is age 85 or younger.

•	Paid Up Death Benefit Guarantee: This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your policy was issued, certain features or benefits may not be available or vary from the policy’s features and benefits described in this summary prospectus. Please see Appendix “State policy availability and/or variations of certain features and benefits” in the Prospectus for more information.

Overview of the Policy

Standard Death Benefits Under the Policy

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received.

Commencement of insurance coverage.  You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid.

Your policy’s face amount.  In your application to buy a policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. Generally, $200,000 is the minimum amount of coverage you can request. If you have elected the Cash Value Plus Rider, the minimum face amount is $250,000.

If both insured persons die, we pay a life insurance benefit to the “beneficiary” you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. (Refer to “Your options for receiving policy proceeds” in the Prospectus.)

Your policy’s “death benefit” options.  In your policy application, you also choose whether the basic amount (or “benefit”) we will pay if the insured person dies is:

•

Option A — The policy’s face amount on the date of the insured person’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy face amount;

-or-

•

Option B — The face amount plus the “policy account value” on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy account value.

Your “policy account value” is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Policy account value is discussed in more detail under “Payment of premiums and determining your policy’s value” in the Prospectus.)

Under Option B, your policy’s death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk.

Alternative higher death benefit in certain cases.  Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code’s definition of “life insurance.”

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose.

For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. Refer to the Prospectus for additional information on how alternative death benefits are calculated.

Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit.  We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loan and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a Living Benefits Rider. We reduce it by the amount of the living benefits payment plus interest. Refer to “Your option to receive a terminal illness living benefit under the Living Benefits Rider” in the Prospectus.

Standard Death Benefits Under the Policy

Beneficiary of death benefit.  You designate your policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment of death benefit.  We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. Additional information on the Access Account can be found in “Payment of death benefit” in the Prospectus.

You can decrease your insurance coverage

You may request a decrease in your policy’s face amount any time after the second year of your policy but before the policy year in which the younger insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to “Tax information” for certain possible tax consequences and limitations of reducing the face amount of your policy.

We will not approve any decrease if the paid up death benefit guarantee is in effect. Certain policy changes, including increases and decreases in your insurance coverage, may also affect the guarantee premiums under the policy.

The following additional conditions also apply:

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code’s definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 10 years of your policy, we will deduct all or part of the remaining surrender charge from your policy account value. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your policy account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy’s face amount or change your death benefit option. This may be necessary in order to preserve your policy’s status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

Standard Death Benefits Under the Policy

Other Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table” in the Prospectus.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Cash Value Plus Rider	Allows for a reduction or waiver of the surrender charge if the Policy is surrendered for its net cash surrender value, subject to certain conditions.	Optional

•   In order to elect this rider, the policy must have a minimum face amount of $250,000.

•   The waiver of surrender charges does not apply if the policy is being exchanged or replaced during the first eight policy years with another life insurance policy or annuity contract on the insured person, including (but not limited to) a 1035 exchange, nor does it apply to a proportionate surrender charge resulting from a face amount decrease.

•   There is no refund of the premium charge if during the first three policy years the policy terminates after a grace period, is being exchanged or replaced with another life insurance policy or annuity contract on the insured person, including (but not limited to) a 1035 exchange, nor does it apply to a face amount decrease.

Estate Protector Rider	Provides additional insurance during the first four policy years to cover the estimated estate taxes which may be incurred if the death benefit is included in the estate if both insureds die.	Optional

•   Provides additional insurance payable if both insureds die during the first four policy years to help compensate for estate tax liability that could be incurred if the death benefit is included in the policyowner’s estate.

•   The maximum amount of coverage provided by the rider is an additional 122% of the base policy face amount.

Living Benefits Rider	Enables you to receive a portion of the Policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional

•   Automatically included at issue unless specifically declined on the policy application. If elected after issue, we will deduct $100 from your Policy account value at the time of the transaction.

•   Subject to underwriting guidelines and state availability, your Policy will automatically include this rider if you apply for a face amount of at least $100,000.

•   The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $250,000.

No-Lapse Guarantee	Generally guarantees that your policy will not terminate for a number of years.	Standard

•   Subject to the payment of certain specified amounts of premiums.

•   Guarantee will no longer apply if the amount of your outstanding policy loans and accrued loan interest is greater than your policy account value.

•   Subject to certain conditions, provides a guarantee against policy lapse for 20 years for issue ages 55 (for the younger insured) or less. For each year over issue age 55, the duration of the guarantee period is decreased by one year until issue age 70 (issue age 56 would have a 19 year guarantee period, issue age 57 would have 18, issue age 69 would have a 6 year guarantee period). At issue ages 70 and above, the duration is 5 years.

Other Benefits Available Under the Policy

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Option to Split Policy Upon Divorce	Enables to policy to be exchanged for two individual permanent life policies on each insured, each for an equal amount, in the event of divorce, under the terms of the rider.	Standard

•   The exchange may be done without evidence of insurability if it is requested in writing within 12 months of the date of divorce and the exchange occurs 24 months following the date of divorce.

•   A request to exchange outside of these timeframes requires evidence of insurability on both insured persons. The rider is available, subject to our underwriting rules, if the issue age of the older insured is age 80 or younger.

Paid Up Death Benefit Guarantee	Provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.	Optional

•   Subject to certain requirements, you may elect to take advantage of this benefit at any time after the fourth year of your policy if the insured’s attained age is 99 or less.

•   If you elect this benefit, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion.

•   Not available if you received benefit payments under the Living Benefits Rider at any time.

•   This benefit will terminate if:

•   The sum of any outstanding policy loan and accrued interest exceeds your policy account value;

•   We make a payment under the Living Benefits Rider prior to continuing coverage under any Nonforfeiture Benefit; or

•   You request that we terminate the election.

Other Benefits Available Under the Policy

Buying the Policy

Premium payments. We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person (the “minimum initial premium”). Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

For information on the commencement of insurance coverage, please see “Policy issuance” under “More information about procedures that apply to your policy” later in the Prospectus.

Section 1035 exchanges of policies with outstanding loans. If we approve, you may purchase a policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid exchange under Section 1035 of the Internal Revenue Code (the “Code”). If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (refer to “Borrowing from your policy” in the Prospectus).

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured’s 121st birthday, so long as you don’t exceed certain limits determined by the federal income tax laws applicable to life insurance.

Your choice of a life insurance qualification test and limits on premium payments. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a “modified endowment contract,” which may subject you to additional taxes and penalties on any distributions from your policy. See “Tax information” in the Prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

Planned periodic premiums. Page 3 of your policy will specify a “planned periodic premium.” This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance).

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the guarantee premium amount required to keep the no-lapse guarantee in effect), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named. For additional information see “The minimum amount of premiums you must pay” in the Prospectus.

Buying the Policy

How Your Policy Can Lapse

Policy “lapse” and termination. Your policy will lapse (also referred to in your policy as “default”) if your “net policy account value” is not enough to pay your policy’s monthly charges due to insufficient premium payments, policy charges, poor investment performance, withdrawals, unpaid loans or loan interest, when due unless:

•

you have paid sufficient premiums to keep the no-lapse guarantee in effect, the no-lapse guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (refer to “You can guarantee that your policy will not terminate before a certain date” in the policy Prospectus);

•	you have elected the “paid up” death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see “You can elect a ‘paid up’ death benefit guarantee” in the Prospectus).

(“Policy account value” and “net policy account value” are explained under “Determining your policy’s value” in the Prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If your policy account value is still insufficient to cover total monthly deductions, we will send a written notice that a new 61-day grace period has begun and request an additional payment. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the guarantee premium amount required to keep the no-lapse guarantee in effect), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

Your policy will terminate if you don’t pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain the no-lapse guarantee that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. Refer to “Tax information” in the Prospectus.

Restoring a terminated policy. To have your policy “restored” (put back in force), you must apply within three years after the date of termination. You must also (i) present evidence of insurability for both insured persons (or the surviving insured person) satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no-lapse guarantee also terminates and cannot be restored after the policy terminates.

How Your Policy Can Lapse

Making Withdrawals: Accessing the Money in Your Policy

You can access the money in your policy in different ways, by borrowing from your policy, making a withdrawal or surrendering your policy.

Borrowing From Your Policy

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy death benefit amount accelerated to date but not by more than the accumulated benefit lien amount. The minimum loan amount generally is $500.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. A policy loan can affect your policy account value and death benefit, even if you have repaid the loan. See “Tax information” in the Prospectus for a discussion of the tax consequences of a policy loan.

Making Withdrawals From Your Policy

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy and before the policy anniversary nearest to the younger insured’s 100th birthday. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy’s face amount (and, hence, an equal reduction in the Option A death benefit). Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge.

We will not permit a partial withdrawal that would reduce the face amount below $200,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount. The result is different, however, during any time when the alternative death benefit would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy’s no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due or failure to pass the guarantee premium test for those guarantees. You should refer to “Tax information” below, for information about possible tax consequences ofpartial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see “Paid up death benefit guarantee” in “More information about policy features and benefits” in the Prospectus.

Surrendering Your Policy for its Net Cash Surrender Value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “net cash surrender value” at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed terminal illness living benefits, and minus any surrender charge that then remains applicable. The surrender charge is described in “Charges and expenses you will pay” in the Prospectus.

Refer to “Tax information” in the Prospectus for the possible tax consequences of surrendering your policy.

Date of Transaction

Policy loans, partial withdrawals and surrenders occur as of the date we receive your request in complete and proper form and are generally payable within 7 days of receipt. See “More information about procedures that apply to your policy” in the Prospectus for more information.

Making Withdrawals: Accessing the Money in Your Policy

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy’s information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between Portfolios.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon each premium payment	10% of each premium(1)
Surrender (turning in) of your policy during its first 15 years or the paid up death benefit guarantee is elected for a reduced amount within the first 15 years(2)	Upon surrender	Initial surrender charge per $1,000 of initial base policy face amount:(3) Highest: $33.83 Lowest: $8.01
Charge for a Representative Investor (male age 55 in the non-tobacco user risk class/ female age 50 in the non-tobacco user risk class)		Representative: $14.63
Request a decrease in your policy’s face amount during its first 15 years(2)	Effective date of the decrease	A pro rata portion of the charge that would apply to a full surrender at the time of the decrease.
Transfer Fees	Upon transfer	$25 per transfer(4)(6)
Special Services Charges • Wire Transfer Charge(5) • Express Mail Charge(5) • Policy Illustration Charge(6) • Duplicate Policy Charge(7) • Policy History Charge(7)(8) • Charge for Returned Payments(7)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Current and Maximum Charge: $90 Current and Maximum Charge: $35 Current Charge: $0 Maximum Charge: $25 Current and Maximum Charge: $35 Maximum Charge: $50 Current and Maximum Charge: $25

(1)

Currently, we deduct 8% of each premium payment up to ten “target premiums” and then 5% of each premium payment after an amount equal to ten “target premiums” has been paid. The “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, among other factors. If your policy includes the Cash Value Plus Rider, a portion of the cumulative premium charges will be refunded upon the surrender within the first three policy years, subject to a cumulative premium-based cap on the rider benefits (see “Cash Value Plus Rider” in “Other benefits available under the policy” in this prospectus).

(2)

Since the charges may vary based on individual characteristics of the insureds, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy’s specific characteristics.. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges.”

(3)

If your policy includes the Cash Value Plus Rider, the surrender charges may be waived or reduced for a full surrender (see “Cash Value Plus Rider” in “Other benefits available under the policy ” in this prospectus).

(4)

No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed in this prospectus.

(5)	Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)	We do not currently charge this fee, but reserve the right to in the future.
(7)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More Information about policy charges” for more information.
(8)	The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More Information about policy charges” for more information.

Additional Information About Fees

The next table describes the maximum fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance(1)(2)(3) Minimum and Maximum Charge	Monthly	Charge per $1,000 of the amount for which we are at risk:(4) Highest: $83.34 Lowest: $0.01
Charge for a Representative Investor (male age 55 in the Preferred Plus non-tobacco user risk class/ female age 50 in the Preferred Plus non-tobacco user risk class)(7)	Monthly	Representative: $0.00042
Mortality and Expense Risk Fees	Monthly	Annual % of your value in our variable investment options

0.80%
Administrative Expenses(1)(2)	Monthly	(1) Policy Year	Amount Deducted

		1 2+	$20 $10
plus

(2) Charge per $1,000 of the initial base policy face amount during your policy’s first ten years: Highest: $0.255 Lowest: $0.05
Charge for a Representative Investor (older insured age 55/younger insured age 50)		Representative: $0.085

Loan Interest Spread(6)	On each policy anniversary (or on loan termination, if earlier)	1% of loan amount.
Optional Benefit Charges:

Adding Living Benefits Rider	At the time of the transaction	$100 (if elected after policy issue)

Cash Value Plus Rider	Monthly (while the rider is in effect)	Charge per $1,000 of the initial base policy face amount: $0.04

Estate Protector	Monthly (while the rider is in effect)	Charge per $1,000 of rider benefit amount: Highest: $83.34 Lowest: $0.02

Charge for a Representative Investor (male age 55 in the Preferred Plus non-tobacco user risk class/ female age 50 in the Preferred Plus non-tobacco user risk class)	Monthly (while the rider is in effect)	Representative: $0.02

Exercising Living Benefits Rider	At the time of the transaction	$250

Additional Information About Fees

(1)

This charge varies based on individual characteristics of the insured and may not be representative of the charge that you will pay. In particular, the initial amount of the surrender charge depends on each insured’s specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges.”

(2)	Not applicable after the younger insured person reaches age 100.
(3)	Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(4)	Our amount “at risk” is the difference between the amount of death benefit and the policy account value as of the deduction date.
(5)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 3.0% or (b) the “Monthly Average Corporate” yield published by Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see “Borrowing from your policy — Loan interest we charge” in “Accessing your money” in this prospectus.

(6)

The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request or resulting from a partial withdrawal under death benefit Option A.

(7)

This representative amount is the rate we guarantee in the first policy year for a representative insured male age 55 in the Preferred Plus non-tobacco user risk class/ female age 50 in the Preferred Plus non-tobacco user risk class.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix: “Investment options available under the policy.”

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.58%	4.35%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.55%	1.44%

(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2020 and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

You bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Trust prospectus for that Portfolio.

Investment Expense Reduction Applied to the Calculation of Daily Unit Values

We will apply an expense reduction in the calculation of the daily unit values of each variable investment option of our separate account (the “Investment Expense Reduction”). More information on the Investment Expense Reduction is provided in “More information about policy charges” in the Prospectus.

Additional Information About Fees

Appendix: Investment options available under the policy

The following is a list of variable investment options available under the policy. More information about the variable investment options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH160743. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the variable investment options, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Variable Investment Options:

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		Average Annual Total Returns (as of 12/31/2020)
		Current Expenses	1 year	5 year	10 year
Specialty	1290 VT Convertible Securities - Equitable Investment Management Group, LLC (“EIMG”); Palisade Capital Management, L.L.C.	1.15%^	39.08%	18.19%	15.22%
Asset Allocation	1290 VT DoubleLine Dynamic Allocation - EIMG; DoubleLine Capital LP	1.20%^	13.10%	8.61%	8.80%
Fixed Income	1290 VT DoubleLine Opportunistic Bond - EIMG; DoubleLine Capital LP	0.95%^	4.26%	3.76%	4.01%
Specialty	1290 VT Energy(1) - EIMG	0.93%^	-25.02%	-13.62%	-4.88%
Equity	1290 VT Equity Income - EIMG; Barrow, Hanley, Mewhinney & Strauss LLC	0.95%^	-4.52%	1.55%	6.50%
Specialty	1290 VT GAMCO Mergers & Acquisitions - EIMG; GAMCO Asset Management, Inc.	1.30%^	-1.33%	0.66%	3.12%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.07%	9.51%	4.48%	10.29%
Equity	1290 VT Low Volatility Global Equity - EIMG	0.91%^	-1.33%	4.51%	7.99%
Specialty	1290 VT Multi-Alternative Strategies(4) - EIMG	1.65%^	4.54%	2.61%	—
Specialty	1290 VT Natural Resources(2) - EIMG; AllianceBernstein L.P.	0.90%^	-15.65%	-6.96%	3.17%
Specialty	1290 VT Real Estate(4) - EIMG; AllianceBernstein L.P.	0.90%^	-8.98%	1.57%	3.86%
Equity	1290 VT Small Cap Value - EIMG; BlackRock Investment Management, LLC; Horizon Kinetics Asset Management, LLC	1.15%^	-1.51%	3.15%	8.99%
Equity	1290 VT SmartBeta Equity - EIMG; AXA Rosenberg Investment Management, LLC	1.10%^	10.95%	9.78%	11.26%
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.93%	20.01%	14.33%	14.62%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.92%	36.05%	17.01%	17.21%
Asset Allocation	EQ/Aggressive Allocation* - EIMG	1.16%	15.41%	9.45%	11.17%
Asset Allocation	EQ/All Asset Growth Allocation - EIMG	1.25%	12.29%	7.33%	9.44%
Equity	EQ/American Century Mid Cap Value - EIMG; American Century Investment Management, Inc.	1.00%^	1.32%	—	—
Equity	EQ/ClearBridge Large Cap Growth - EIMG; ClearBridge Investment, LLC	1.00%^	30.85%	19.85%	16.87%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%^	19.76%	13.68%	14.61%
Asset Allocation	EQ/Conservative Allocation* - EIMG	1.00%^	7.35%	4.90%	4.51%
Asset Allocation	EQ/Conservative Plus Allocation* - EIMG	1.09%	9.96%	6.33%	6.51%
Fixed Income	EQ/Core Bond Index - EIMG; SSgA Funds Management, Inc.	0.65%^	6.09%	4.17%	3.06%
Equity	EQ/Emerging Markets Equity PLUS - EIMG; AllianceBernstein L.P.; EARNST Partners, LLC	1.29%^	14.10%	4.53%	10.91%
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein L.P.	0.55%^	17.76%	13.53%	14.52%
Equity	EQ/Franklin Rising Dividends - EIMG; Franklin Advisers, Inc.	0.87%^	16.19%	—	—
Fixed Income	EQ/Franklin Strategic Income - EIMG; Franklin Advisers, Inc.	0.93%^	4.99%	—	—
Equity	EQ/Goldman Sachs Mid Cap Value - EIMG; Goldman Sachs Asset Management, L.P.	1.09%^	8.46%	—	—
Fixed Income	EQ/Intermediate Government Bond(4) - EIMG; SSGA Funds Management, Inc.	0.65%^	4.34%	3.08%	2.00%

Appendix: Investment options available under the policy

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		Average Annual Total Returns (as of 12/31/2020)
		Current Expenses	1 year	5 year	10 year
Equity	EQ/International Core Managed Volatility* - EIMG; BlackRock Investment Management, LLC; EARNST Partners, LLC; Federated Global Investment Management Corp.; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.06%	8.45%	4.18%	7.44%
Equity	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%^	3.89%	2.47%	6.26%
Equity	EQ/International Value Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%	4.20%	2.18%	5.81%
Equity	EQ/Invesco Comstock - EIMG; Invesco Advisers, Inc.	1.00%^	-0.77%	2.81%	8.52%
Equity	EQ/Invesco Global - EIMG; Invesco Advisers, Inc.	1.15%^	27.01%	12.95%	14.35%
Specialty	EQ/Invesco Global Real Assets(3) - EIMG; Invesco Advisers, Inc.; Invesco Asset Management Ltd.	1.20%^	-12.22%	—	—
Equity	EQ/Janus Enterprise - EIMG; Janus Capital Management LLC	1.05%^	18.81%	16.77%	14.27%
Equity	EQ/JPMorgan Value Opportunities - EIMG; J.P. Morgan Investment Management Inc.	0.98%	11.09%	6.23%	11.39%
Equity	EQ/Large Cap Core Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Capital International, Inc.; GQG Partners LLC.; Vaugh Nelson Investment Management	0.91%	16.36%	12.27%	13.63%
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.73%	37.36%	22.03%	20.08%
Equity	EQ/Large Cap Growth Managed Volatility* - EIMG; BlackRock Investment Management, LLC; HS Management Partners, LLC; Loomis Sayles & Company, L.P.; Polen Capital Management, LLC; T. Rowe Price Associates, Inc.	0.86%	31.99%	19.65%	18.48%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.75%	2.23%	5.39%	9.02%
Equity	EQ/Loomis Sayles Growth - EIMG; Loomis, Sayles & Company, L.P.	1.05%^	30.86%	18.60%	19.11%
Equity	EQ/MFS International Growth - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.10%^	15.41%	10.01%	12.38%
Equity	EQ/MFS International Intrinsic Value - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%^	20.03%	—	—
Equity	EQ/MFS Mid Cap Focused Growth - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	29.76%	—	—
Specialty	EQ/MFS Technology(4) - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.13%	46.83%	—	—
Specialty	EQ/MFS Utilities Series(4) - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%^	5.55%	—	—
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.72%	12.84%	7.71%	11.59%
Equity	EQ/Mid Cap Value Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Diamond Hill Capital Management, Inc.; Wellington Management Company, LLP	0.97%	4.99%	4.83%	8.77%
Asset Allocation	EQ/Moderate Allocation* - EIMG	1.08%	11.27%	6.98%	7.45%
Asset Allocation	EQ/Moderate Plus Allocation* - EIMG	1.12%	14.13%	8.47%	9.48%
Money Market	EQ/Money Market** - EIMG; BNY Mellon Investment Advisers, Inc.	0.71%	0.20%	1.00%	0.68%
Equity	EQ/Morgan Stanley Small Cap Growth - EIMG; BlackRock Investment Management, LLC; Morgan Stanley Investment Management Inc.	1.15%^	95.74%	35.80%	27.59%
Fixed Income	EQ/PIMCO Global Real Return - EIMG; Pacific Investment Management Company LLC	0.98%^	10.33%	5.59%	5.97%
Fixed Income	EQ/PIMCO Real Return - EIMG; Pacific Investment Management Company LLC	0.84%^	11.28%	—	—
Fixed Income	EQ/PIMCO Total Return - EIMG; Pacific Investment Management Company LLC	0.75%^	8.58%	—	—
Fixed Income	EQ/PIMCO Ultra Short Bond - EIMG; Pacific Investment Management Company LLC	0.80%^	1.17%	1.56%	1.70%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.64%	19.73%	9.95%	12.81%
Equity	EQ/T. Rowe Price Growth Stock - EIMG; T. Rowe Price Associates, Inc.	1.00%^	36.57%	20.77%	18.94%
Specialty	EQ/T. Rowe Price Health Sciences - EIMG; T. Rowe Price Associates, Inc.	1.20%^	26.91%	—	—
Equity	EQ/Value Equity(5) - EIMG; Aristotle Capital Management, LLC	0.92%	2.81%	5.30%	8.29%
Equity	Multimanager Aggressive Equity - EIMG; 1832 Asset Management U.S. Inc.; AllianceBernstein L.P.; ClearBridge Investments, LLC; T. Rowe Price Associates, Inc.; Westfield Capital Management Company, L.P.	0.97%	38.82%	22.70%	20.02%
Specialty	Multimanager Technology - EIMG; AllianceBernstein L.P.; Allianz Global Investors U.S. LLC; Wellington Management Company, LLC	1.25%^	53.26%	29.30%	26.79%

*

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “About the Portfolios of the Trusts” for more information regarding volatility management.

Appendix: Investment options available under the policy

**

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021, and it will no longer be available for investment after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

(2)

This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is 1290 VT Energy and it may continue to be used in certain documents for a period of time after the date of the merger.

(3)

This is the variable investment option’s new name. The variable investment option’s former name is EQ/Invesco Global Real Estate which may continue to be used in certain documents for a period of time after the date of this Prospectus.

(4)	This variable investment option will not be available until June 21, 2021.
(5)

This is the variable investment option’s new name. The variable investment option’s former name is EQ/BlackRock Basic Value Equity which may continue to be used in certain documents for a period of time after the date of this Prospectus.

Unaffiliated Variable Investment Options:

Type	Portfolio Company - Investment Adviser; Sub - Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund(1) - Capital Research and Management CompanySM	0.80%	12.16%	10.31%	9.68%
Equity	American Funds Insurance Series® Global Small Capitalization Fund - Capital Research and Management CompanySM	1.24%	29.39%	14.15%	9.17%
Equity	American Funds Insurance Series® New World Fund® - Capital Research and Management CompanySM	1.09%^	23.29%	13.05%	6.28%
Asset Allocation	BlackRock Global Allocation V.I.(1) - BlackRock Advisors, LLC	1.01%^	20.79%	9.17%	6.61%
Equity	ClearBridge Variable Mid Cap(1) - Legg Mason Partners Fund Advisor, LLC; ClearBridge Investments, LLC	1.10%	15.10%	10.33%	10.76%
Asset Allocation	Fidelity® VIP Asset Manager: Growth Portfolio(1) - Fidelity Management & Research Company (FMR)	0.94%	16.95%	9.82%	8.27%
Equity	Fidelity® VIP Growth & Income Portfolio - Fidelity Management & Research Company (FMR)	0.79%	7.59%	11.34%	11.37%
Equity	Fidelity® VIP Mid Cap Portfolio - Fidelity Management & Research Company (FMR)	0.87%	17.87%	10.79%	9.22%
Equity	Fidelity® VIP Value Portfolio(1) - Fidelity Management & Research Company (FMR)	0.92%	6.02%	9.13%	10.20%
Equity	Franklin Small Cap Value VIP Fund - Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Equity	Invesco V.I. Diversified Dividend Fund(1) - Invesco Advisers, Inc.	0.96%	-0.13%	7.35%	9.71%
Fixed Income	Ivy VIP High Income - Ivy Investment Management Company	0.97%	6.03%	7.42%	6.52%
Equity	Ivy VIP Small Cap Growth - Ivy Investment Management Company	1.15%^	37.66%	15.59%	11.15%
Asset Allocation	Janus Henderson Balanced Portfolio(1) - Janus Capital Management LLC	0.87%	14.03%	11.53%	9.95%
Fixed Income	Lord Abbett Bond Debenture Portfolio (VC) - Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio - Pacific Investment Management Company LLC	1.34%^	1.23%	2.54%	-5.49%
Equity	T. Rowe Price Equity Income Portfolio II - T. Rowe Price Associates, Inc.	0.99%^	0.96%	9.59%	8.94%
Equity	Templeton Developing Markets VIP Fund - Templeton Asset Management Ltd.	1.44%	17.18%	15.57%	3.66%
Specialty	Templeton Global Bond VIP Fund - Franklin Advisers, Inc.	0.74%^	-5.28%	0.66%	1.56%
Specialty	VanEck VIP Global Resources Fund(1)(2) - Van Eck Associates Corporation	1.38%	18.83%	5.93%	-3.83%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)	This variable investment option will not be available until June 21, 2021.
(2)

This is the variable investment option’s new name. The variable investment option’s former name is VanEck VIP Global Hard Assets which may continue to be used in certain documents for a period of time after the date of this Prospectus.

Appendix: Investment options available under the policy

Back Cover Page

VUL Survivorship

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) dated May 1, 2021 that include additional information about the policy, the Company and Separate Account FP. The Prospectus and SAI are incorporated by reference into this summary prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.). The Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH160743.

SEC Contract Identifier: C000214685